SCHEDULE OF CAPITAL STRUCTURE (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Capital Management
Interest-bearing bank borrowings
Note payable	8,775
Amounts owed to related parties	1,291	36,348
Total debts	10,066	36,348
Less: Cash and cash equivalents (excluding restricted bank balances)	(3,936)	(27,880)	¥ (12,344)
Net debts	6,130	8,548
Equity attributable to shareholders of the Company	¥ 1,047	¥ 61,943
Gearing ratio	585.00%	13.80%